THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.


                            UNIVERSITY ON-LINE, INC.

                                                                   $
                                                                    -----------



                                     FORM OF
                                 PROMISSORY NOTE

                  University   On-Line,   Inc.,  a  Delaware   corporation  (the
"Company"),  for value received, hereby promises to pay to
                                                          ----------------------
or registered assigns (the "Payee") on                [the fifth  anniversary of
                                      ----------------
the date of issuance](the "Maturity Date"), at the offices of the Company, 105 West Broad St., Suite 310, Falls Church, VA 22046, the principal amount of
       ($         ), plus interest at the five-year treasury  rate per  annum as
- -------  ---------
published by the Wall Street Journal per annum payable annually on each anniversary hereof through the Maturity Date, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                  This Note is issued in connection with certain Warrants to purchase Common Stock of the Company represented by Warrant Certificates dated as of _______, ____ (the "Warrants"). This Note is one of a series of Notes (the "Notes") in the aggregate principal amount of $ __________.


         1.       Covenants of Company
                  --------------------

                  The Company covenants and agrees that, so long as this Note shall be outstanding, it will:

                  (i) Promptly pay and discharge, and cause each of its subsidiaries, as such term is defined in Rule 405 of the Securities Act of 1933 (each, a "Subsidiary"), to pay and discharge, all lawful taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company or any Subsidiary shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company or such Subsidiary shall set aside on its books adequate reserves in accordance with generally accepted accounting principles with respect to any such tax, assessment, charge, levy or claim so contested;

                  (ii) Do or cause to be done and cause each Subsidiary to do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company or such Subsidiary, except where the failure to comply would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole;

                  (iii) At all times reasonably maintain, preserve, protect and keep, and cause each Subsidiary to maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto as shall be reasonably required in the conduct of its business;

                  (iv) To the extent necessary for the operation of its business and the businesses of its Subsidiaries, keep adequately insured by all financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations; and

                  (v) At all times keep, and cause each Subsidiary to keep, true and correct books, records and accounts.

                  (vi) Except for the incurrence of any indebtedness (including without limitation, the incurrence of any guarantee or contingent payment obligation with respect thereto) secured by a lien, mortgage or guarantee on the property (whether real or personal) or equipment of the Company or such Subsidiary and any refinancings or replacements thereto or trade debt incurred in the ordinary course of business, not incur and will not permit any Subsidiary to incur, any indebtedness whatsoever which indebtedness does not expressly provide that it is wholly subordinated in right of payment to the indebtedness evidenced by this Note and any identical series of Notes.

                  (vii) not engage in and will not permit any Subsidiary to engage in, any business activity other than those described or contemplated in the Private Placement Memorandum or which directly relate to the Company's current business;

                  (viii) not create, incur, assume or suffer to exist or otherwise become or be liable in respect of, or permit any Subsidiary to create, incur, assume or suffer to exist or otherwise become or be liable for, any indebtedness for borrowed money, purchase money indebtedness or capitalized lease obligations if, after taking such additional indebtedness into account, the aggregate amount of such indebtedness of the Company and the Subsidiaries would exceed $3,000,000; provided, however, that no such indebtedness may be incurred if there is an existing default hereunder;

                  (ix) not and will not permit any Subsidiary to liquidate or dissolve, consolidate with or merge into or with any other corporation, partnership or other legal entity, provided, however, that this provisions shall not prohibit the Merger of Subsidiaries into the Company or with or into another Subsidiary or the dissolution of any Subsidiary without assets;

                  (x) not and will not permit any Subsidiary to purchase, or otherwise acquire all or substantially all of the assets of any person (or any division thereof) (collectively, an "Acquisition"), except, for so long as there is no default hereunder, the Company or any of the Subsidiaries may make an Acquisition if (i) immediately after such Acquisition, no default or event of default exists and the Company and the Subsidiaries would be in compliance with the preceding clauses of this Section 1 (assuming, for purposes hereof, that any indebtedness of any acquired person or any indebtedness assumed by the Company or any Subsidiary was incurred on the date of the Acquisition); (ii) if all Company debt incurred in connection with the Acquisition is subordinated to this Note; (iii) if the Company reasonably and in good faith believes such
Acquisition will not result in the Company's insolvency, and (iv) the consolidated cash flow of the Company and the Subsidiaries after such Acquisition on a pro forma basis would not have resulted in the Company and the Subsidiaries experiencing a negative cash flow (or, if applicable, an increase in the negative cash flow) for the four most recently completed fiscal quarters, and at the time of such Acquisition the Company does not contemplate that such Acquisition will result in such effect on the Company's cash flow during the twelve months following such Acquisition; and

                  (xi) will not sell, transfer, lease, contribute or otherwise convey, all or any material portion of its assets, except if such assets have become obsolete.

         2.       Events of Default

                  A. This Note shall become and be due and payable upon written demand made by the holder hereof (except that no such demand shall be required in the case of any event if default described in clauses (vii) (viii), (ix), (x) or (xi) if one or more of the following events, herein called events of default, shall happen and be continuing:

                  (i) Default in the payment of the principal and accrued interest on any of the Notes when and as the same shall become due and payable, whether by acceleration or otherwise;

                  (ii) Default in the due observance or performance of any material covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof and such default shall continue uncured for thirty (30) days after written notice thereof shall have been given to the Company by the holder of the Note;

                  (iii) Default in the payment of any outstanding indebtedness in excess of $25,000 principal amount or in the due observance or performance of any material covenant, condition or agreement on the part of the Company with respect to any outstanding indebtedness with the result that such outstanding indebtedness shall become due and payable prior to the due date otherwise specified therefor and such default shall continue uncured or such acceleration shall not be rescinded or annulled within the earlier to occur of (x) thirty (30) days after written notice thereof to the Company from the holder of this Note or (y) the exercise of any remedies by the holder of such indebtedness;

                  (iv) Application for, or consent to, the appointment of a receiver, trustee or liquidator of the Company or of its property;

                  (v) Admission in writing of the Company's inability to pay its debts as they mature;

                  (vi) General assignment by the Company for the benefit of creditors;

                  (vii) Filing by the Company of a voluntary petition in bankruptcy a petition or an answer seeking reorganization, or an arrangement with creditors; or

                  (viii) Entering against the Company of a court order approving a petition filed against it under the Federal bankruptcy laws, which order shall not have been vacated or set aside or otherwise terminated within sixty (60) days.

                  B. The Company agrees that notice of the occurrence of any event of default will be promptly given to the holder at his or her registered address by certified mail.

                  C. In case any one or more of the events of default specified above shall happen and be continuing, the holder of this Note may proceed to protect and enforce his rights by suit for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such holder.

         3.       Conversion

                  A. Payee may from time to time prior to payment of the principal amount of this Note convert all, or any portion, of the outstanding principal amount and accrued interest on this Note into shares of Common Stock of the Company. The initial conversion price is $ per share [equal to the current exercise price of the Warrants], subject to adjustment upon the happening of certain events as provided in Section 3.C. below ("Conversion Price"). The number of shares to be issued upon the conversion of this Note shall be determined by dividing the principal amount and accrued interest to be converted by the Conversion Price in effect on the date of conversion. The Company will deliver a check for any fractional shares.

                  B. To convert this Note the Payee must (1) complete and sign the conversion notice attached hereto, (2) surrender the Note to the Company,
(3) furnish appropriate endorsements and transfer documents if required and (4) pay any transfer or similar tax, if required. The Company will deliver to Payee in the event of a partial conversion of this Note, a new Note for the balance of the principal of this Note not converted.

                  C. The Conversion Price in effect at any time and the number and kind of securities purchasable upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (2) In the case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in the case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon conversion of this Note), this Note shall thereafter be convertible at the Conversion Price in effect on the day immediately preceding such reclassification, reorganization, merger or consolidation into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of this Note would have been entitled upon such reclassification, change, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holder of this Note, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of this Note. The foregoing provisions of this subsection C shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         4.       Miscellaneous

                  A. This Note has been issued by the Company pursuant to authorization of the Board of Directors of the Company.

                  B. The Company may consider and treat the person in whose name this Note shall be registered as the absolute owner thereof for all purposes whatsoever (whether or not this Note shall be overdue) and the Company shall not be affected by any notice to the contrary. The registered owner of this Note shall have the right to transfer it by assignment

(subject to the limitations on transfer contained in the Subscription Agreement) and the transferee thereof shall, upon his registration as owner of this Note, become vested with all the powers and rights of the transferor. Registration of any new owner shall take place upon presentation of this Note to the Company at its offices, 105 West Broad St., Suite 310, Falls Church, VA 22046, together with a duly authenticated assignment. In case of transfer by operation of law, the transferee agrees to notify the Company of such transfer and of his address, and to submit appropriate evidence regarding the transfer so that this Note may be registered in the name of the transferee. This Note is transferable only on the books of the Company by the holder hereof, in person or by attorney, on the surrender hereof, duly endorsed. Communications sent to any registered owner shall be effective as against all holders or transferees of the Note not registered at the time of sending the communication.

                  C. Payments of interest shall be made as specified above to the registered owner of this Note. Payment of principal and interest shall be made to the registered owner of this Note upon presentation of this Note upon or after the Maturity Date.

                  D. The securities issuable upon conversion of this Note are included in those securities with respect to which registration rights have been granted pursuant to the Subscription Agreement and the Company agrees to give the registered owner of this Note written notice by registered mail at least 30 days prior to the filing of each registration statement to which such rights apply.

                  E. This Note shall be construed and enforced in accordance with the laws of the State of New York.

                  F. Demand, present, notice, notice of demand, notice of payment, protest and notice of dishonor are hereby waived by the Company.

                  G. No delay or omission by the Payee in exercising any of its rights will operate as a waiver of its rights. A waiver in writing on one occasion will not be construed as a consent to or a waiver of any of the Payee's right or remedy on any future occasion.

                  H. Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, or this Note placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including attorneys' fees, incurred by the Payee in collecting or enforcing this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its Chief Executive Officer.


                                UNIVERSITY ON-LINE, INC.


                                By:
                                   ______________________________________
                                   Nat Kannan, Chief Executive Officer

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

                  (I) or (we) assign and transfer this Note to


                  (Print or type assignee's name, address and zip code)
_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________  (Insert
assignee's social sec. or tax I.D. no.)


and irrevocably appoint_________________________________________________________
agent to transfer this Note on the books of the Company.The agent may substitute another to act for him.


Date:________________________

                              Your Signature:___________________________________
                              (Sign exactly as your name appears on the face of this Note)

Signature Guarantee*


___________________________________
* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of a recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange Medallion Signature Program (MSP).

                                 CONVERSION FORM


         To convert this Note into shares of Common Stock of the Company, check this box: |_|


         If you want common stock certificate, if any, made out in another person's name, fill in the form below:


         ________________________________________________________         (Print
or type assignee's name, address and zip code)

         ________________________________________________________

         ________________________________________________________

         ________________________________________________________        (insert
assignee's social sec. or tax I.D. no.)


Date:______________________

                               Your Signature: _____________________________
                               (Sign exactly as your name appears on the face of
                                this Note)

Signature Guarantee*




__________________________________
* Signature(s) must be guaranteed by an eligible guarantor institution which is a member of a recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) or New York Stock Exchange Medallion Signature Program (MSP).